EXHIBIT 21--SUBSIDIARIES OF THE REGISTRANT
Capitol Bancorp Ltd.
December 31, 2009

Name of Subsidiary	State or Other Jurisdiction of Incorporation
Consolidated Subsidiaries:
Bank of Belleville (51% owned)	Illinois
Bank of Bellevue (51% owned)	Washington
Bank of Escondido	California
Bank of Las Vegas	Nevada
Bank of Michigan (51% owned)	Michigan
Bank of San Francisco (51% owned)	California
Bank of Tucson	Arizona
Black Mountain Community Bank	Nevada
Capitol National Bank	United States (national bank)
Central Arizona Bank (72% owned)	Arizona
Desert Community Bank	Nevada
Elkhart Community Bank	Indiana
First Carolina State Bank (89% owned)	North Carolina
Goshen Community Bank	Indiana
Michigan Commerce Bancorp Limited	Michigan
(95% owned by Capitol Bancorp Limited and
5% owned by Capitol Development Bancorp Limited III)
Bank of Auburn Hills (100% owned)	Michigan
Michigan Commerce Bank (100% owned)	Michigan
Napa Community Bank (87% owned)	California
Paragon Bank & Trust	Michigan
Capitol Wealth Insurance Agency, Inc. (100% owned)	Michigan
BAIA Acquisition Company, LLC (100% owned)	Michigan
Peoples State Bank	Georgia
Point Loma Community Bank (51% owned)	California
Red Rock Community Bank	Nevada
Southern Arizona Community Bank	Arizona
Sunrise Bank of Albuquerque	New Mexico
Sunrise Bank of Arizona	Arizona
Sunrise Bank of San Diego	California

Capitol Trust I	Delaware
Capitol Trust II	Delaware
Capitol Statutory Trust III	Connecticut
Capitol Trust IV	Delaware
Capitol Trust VI	Delaware
Capitol Trust VII	Delaware
Capitol Statutory Trust VIII	Connecticut
Capitol Trust IX	Delaware
Capitol Trust X	Delaware
Capitol Trust XI	Delaware
Capitol Trust XII	Delaware

EXHIBIT 21--SUBSIDIARIES OF THE REGISTRANT
Capitol Bancorp Ltd.
December 31, 2009

Name of Subsidiary	State or Other Jurisdiction of Incorporation
Consolidated Subsidiaries—continued:
Capitol Bancorp Colorado Ltd. (100% owned)	Colorado
Fort Collins Commerce Bank (51% owned)	Colorado

Capitol Bancorp Colorado Ltd. II (100% owned)	Colorado
Larimer Bank of Commerce (51% owned)	Colorado
Loveland Bank of Commerce (51% owned)	Colorado

Capitol Development Bancorp Limited IV (51% owned)	Michigan
Capitol Wealth, Inc. (100% owned)	Michigan
Capitol Wealth Asset Management, LLC (100% owned)	Michigan
Ft. Myers Holdings, LLC (51% owned)	Michigan
Bank of Valdosta (56% owned)	Georgia
Evansville Commerce Bank (51% owned)	Indiana
Sunrise Bank of Atlanta (51% owned)	Georgia

Capitol Development Bancorp Limited V (51% owned)	Michigan
1st Commerce Bank (51% owned)	Nevada
Adams Dairy Bank (51% owned)	United States (federal savings bank)
Bank of Everett (51% owned)	Washington
Bank of Feather River (51% owned)	California
Bank of Maumee (51% owned)	United States (federal savings bank)
Ohio Commerce Bank (51% owned)	United States (federal savings bank)

Capitol Development Bancorp Limited VI (51% owned)	Michigan
Bank of Fort Bend (51% owned)	United States (federal savings bank)
Bank of Las Colinas (51% owned)	United States (federal savings bank)
Bank of Tacoma (51% owned)	Washington
High Desert Bank (55% owned)	United States (federal savings bank)
Issaquah Community Bank (51% owned)	Washington
Sunrise Community Bank (51% owned)	California
USNY Bank (51% owned)	New York

Capitol Development Bancorp Limited VII (51% owned)	Michigan
Capitol Bancorp Colorado Ltd. III (100% owned)	Colorado
Mountain View Bank of Commerce (51% owned)	Colorado
Community Bank of Lincoln (51% owned)	United States (federal savings bank)
Pisgah Community Bank (51% owned)	North Carolina

Capitol Development Bancorp Limited VIII (14% owned)	Michigan

Capitol Bean Counter, LLC	Michigan

Capitol Capital, LLC	Michigan

Capitol Bancorp Leasing, Inc.	Michigan

CBL Real Estate Holdings, LLC	Michigan

EXHIBIT 21--SUBSIDIARIES OF THE REGISTRANT
Capitol Bancorp Ltd.
December 31, 2009

Name of Subsidiary	State or Other Jurisdiction of Incorporation
Unconsolidated Subsidiaries:

Amera Mortgage Corporation, Inc. (less than 50% owned by equity method investee)	Michigan

Capitol Development Bancorp Limited III (less than 50% owned by equity method investee)	Michigan
Community Bank of Rowan (51% owned)	North Carolina
Summit Bank of Kansas City (55% owned)	Missouri

Inactive Subsidiaries:

CBL R E Holdings, LLC	Michigan

CBL R E Holdings II, LLC	Michigan

CBL R E Holdings III, LLC	Michigan

MOI, Inc. (wholly-owned subsidiary of Michigan Commerce Bank)	Michigan